                                                                   EXHIBIT 10.27

                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of November 2, 2001, is by and among GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement (as defined below) signatory hereto, in their capacities as lenders (collectively, the "Lenders", and each individually, a "Lender"), and Bankers Trust Company, as administrative agent (the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 23, 2001 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders have provided to the Borrower credit facilities and other financial accommodations; and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein and the Lenders and the Administrative Agent are agreeable to the same, subject to the terms and conditions hereof;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

         2. Amendments to Credit Agreement. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended by amending and restating
Section 7.2.7(a) in its entirety to read as follows:

                  "(a) Subject (in the case of Capitalized Lease Liabilities) to clause (e) of Section 7.2.2, the Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures other than Capital Expenditures made or committed to be made by the Borrower and its Subsidiaries (i) in Fiscal Year 2001 which in the aggregate do not exceed $13,000,000 and (ii) in any succeeding Fiscal Year which in the aggregate do not exceed $10,000,000:

         provided, however, to the extent that Capital Expenditures made by the Borrower and its Subsidiaries during any Fiscal Year (or portion thereof) are less than the maximum amount permitted to be made for such Fiscal Year (or portion thereof),

         50% of such unused amount (each such amount, a "carry-forward amount") may be carried forward to the immediately succeeding Fiscal Year and utilized to make Capital Expenditures in such succeeding Fiscal Year in the event the amount permitted in such succeeding Fiscal Year has been used (it being understood and agreed that no carry-forward amount may be carried beyond the Fiscal Year immediately succeeding the Fiscal Year in which it arose and that no portion of the carry-forward amount available for any Fiscal Year may be used until the entire amount of Capital Expenditures permitted to be made in such Fiscal Year (without giving effect to such carry-forward amount) shall be made)."

         3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders, in each case after giving effect to this Amendment, as follows:

                  (a) The Borrower has the right, power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

                  (b) This Amendment constitutes the Borrower's legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

                  (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Effective Date as though made on and as of the Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

                  (d) The Borrower's execution, delivery and performance of this Amendment do not and will not violate its Articles or Certificate of Incorporation or By-laws, any material law, rule, regulation, order, writ, judgment, decree or award applicable to it or any material contractual provision to which it is a party or to which it or any of its property is subject.

                  (e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by the Borrower or any other Obligor of this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

                  (f) No Default or Event of Default exists under the Credit Agreement as of the date hereof or would exist as of the Effective Date after giving effect to the amendments and transactions contemplated by this Amendment.

         4. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the " Effective Date") each of the following conditions precedent is satisfied:

         (a) Execution and Delivery. The Borrower, the Administrative Agent, and the Required Lenders shall have executed and delivered this Amendment; the Borrower shall have executed and delivered an Officers Certificate in the form of Exhibit A attached hereto; the Subsidiary Guarantors shall have executed and delivered a Reaffirmation of Guarantee in the form of Exhibit B attached hereto.

         (b) Representations and Warranties. The representations and warranties of the Borrower and the other Obligors contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

         (c) No Defaults. No Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

         5.  Miscellaneous. The parties hereto hereby further agree as follows:

         (a) Costs, Expenses and Taxes. The Borrower hereby agrees to pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Administrative Agent.

         (b) Counterparts. This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.

         (c) Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

         (d) Integration. This Amendment and the Credit Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

         (e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES).

         (f) Binding Effect. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this

Amendment shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

         (g) Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Borrower acknowledges and agrees that this Amendment constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, Section 9.1 of the Credit Agreement. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 10.1 of the Credit Agreement.

                            [signature pages follow]

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the date first written above.

                                        GLOBAL POWER EQUIPMENT GROUP INC.

                                        By: /s/ MICHAEL H. HACKNER
                                           -----------------------------------

                                        Name:  Michael H. Hackner

                                        Title: Vice President of Finance & CFO























                        GLOBAL POWER EQUIPMENT GROUP INC.
            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                                        BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent

                                        By: /s/ MARY JO JOLLY
                                           -------------------------------------

                                        Name: Mary Jo Jolly
                                             -----------------------------------

                                        Title: Assistant Vice President
                                              ----------------------------------























                        GLOBAL POWER EQUIPMENT GROUP INC.
            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                                        CREDIT SUISSE FIRST BOSTON

                                        By: /s/ JAMES P. MORAN
                                           -------------------------------------

                                        Name: James P. Moran
                                             -----------------------------------

                                        Title: Director
                                              ----------------------------------



                                        By: /s/ DAVID M. KOCZAN
                                           -------------------------------------

                                        Name: David M. Koczan
                                             -----------------------------------

                                        Title: Assistant Vice President
                                              ----------------------------------




















                        GLOBAL POWER EQUIPMENT GROUP INC.
            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                                        NATIONAL CITY BANK, CLEVELAND

                                        By: /s/ JULIE I. SABROFF
                                           -------------------------------------

                                        Name: Julie I. Sabroff
                                             -----------------------------------

                                        Title: Senior Vice President
                                              ----------------------------------






















                        GLOBAL POWER EQUIPMENT GROUP INC.
            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                                        FLEET BANK

                                        By: /s/ RICH WILLIAMS
                                           -------------------------------------

                                        Name: Rich Williams
                                             -----------------------------------

                                        Title: Assistant Vice President
                                              ----------------------------------























                        GLOBAL POWER EQUIPMENT GROUP INC.
            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                                        US BANK NATIONAL ASSOCIATION

                                        By: /s/ WILLIAM J. UMSCHEID
                                           -------------------------------------

                                        Name: William J. Umscheid
                                             -----------------------------------

                                        Title: Vice President
                                              ----------------------------------























                        GLOBAL POWER EQUIPMENT GROUP INC.
            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                                        BARCLAYS BANK PLC

                                        By: /s/ JOHN GIANNOUE
                                           -------------------------------------

                                        Name: John Giannoue
                                             -----------------------------------

                                        Title: Director
                                              ----------------------------------























                        GLOBAL POWER EQUIPMENT GROUP INC.
            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                                        CITICORP USA, INC.

                                        By: /s/ NICOLAS ERNI
                                           -------------------------------------

                                        Name: Nicolas Erni
                                             -----------------------------------

                                        Title: Vice President
                                              ----------------------------------























                        GLOBAL POWER EQUIPMENT GROUP INC.
            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                                        ALLIED IRISH BANKS PLC

                                        By: /s/ JOHN FARRACE
                                           -------------------------------------

                                        Name: John Farrace
                                             -----------------------------------

                                        Title: Senior Vice President
                                              ----------------------------------























                        GLOBAL POWER EQUIPMENT GROUP INC.
            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                                        FORTIS CAPITAL


                                        By: /s/ DOUGLAS V. RIAHI
                                           -------------------------------------

                                        Name: Douglas V. Riahi
                                             -----------------------------------

                                        Title: Vice President
                                              ----------------------------------




                                        By: /s/ JOHN O'CONNOR
                                           -------------------------------------

                                        Name: John O'Connor
                                             -----------------------------------

                                        Title: Managing Director
                                              ----------------------------------




















                        GLOBAL POWER EQUIPMENT GROUP INC.
            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT A

                             CERTIFICATE OF OFFICER

         I, the undersigned, Chief Executive Officer of Global Power Equipment Group Inc., a Delaware corporation (the "Borrower"), in accordance with Section 4(a) of that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 2, 2001 (the "Amendment") among the Borrower, Bankers Trust Company, as Administrative Agent, and the financial institutions party thereto, do hereby certify on behalf of the Borrower, the following:

         1. The representations and warranties set forth in Section 3 of the Amendment are true and correct in all material respects as of the date hereof except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date;

         2.       No Default or Event of Default has occurred and is continuing;
                  and

         3. The conditions of Section 4 of the Amendment have been fully satisfied.


         Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Amendment.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered on behalf of the Borrower this Certificate of Officer on this ___ day of , 2001.


                                        GLOBAL POWER EQUIPMENT GROUP INC.


                                        By:  /s/ MICHAEL H. HACKNER
                                             -----------------------------------
                                        Name:   Michael H. Hackner
                                        Title:  Vice President of Finance & CFO

                                    EXHIBIT B


                           REAFFIRMATION OF GUARANTEE

         Each of the undersigned acknowledges receipt of a copy of the Third Amendment to Amended and Restated Credit Agreement (the "Amendment"; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Amendment) dated as of November 2, 2001, by and among Global Power Equipment Group Inc., Bankers Trust Company, as administrative agent, and the financial institutions party thereto as Lenders, consents to such amendment and each of the transactions referenced in the Amendment and hereby reaffirms its obligations under the Subsidiary Guaranty, as applicable.

Dated as of November 2, 2001.

DELTAK, L.L.C.                             BRADEN CONSTRUCTION SERVICES, INC.

By: /s/ GARY W. SIMONS                     By: /s/ JAMES P. WILSON
    ----------------------------------         ---------------------------------
Name: Gary W. Simons                       Name: James P. Wilson
      --------------------------------           -------------------------------
Title: Vice President of Finance           Title: Treasurer and Secretary
       -------------------------------            ------------------------------

BRADEN MANUFACTURING, L.L.C.               CFI HOLDINGS, INC.

By: /s/ JAMES P. WILSON                    By: /s/ JAMES P. WILSON
    ----------------------------------         ---------------------------------
Name: James P. Wilson                      Name: James P. Wilson
      --------------------------------           -------------------------------
Title: Secretary                           Title: Secretary
       -------------------------------            ------------------------------

DELTAK CONSTRUCTION SERVICES, INC.         CONSOLIDATED FABRICATORS, INC.

By: /s/ MICHAEL H. HACKNER                 By: /s/ JAMES P. WILSON
    ----------------------------------         ---------------------------------
Name: Michael H. Hackner                   Name: James P. Wilson
      --------------------------------           -------------------------------
Title: Treasurer and Secretary             Title: Secretary
       -------------------------------            ------------------------------